UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Epiphany Technology Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

EPIPHANY TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39853	85-3227900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Ramona St.

Palo Alto, CA

(Address of principal executive offices)

94301

(Zip Code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EPHY	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EPHYW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	EPHYU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 16, 2022, Epiphany Technology Acquisition Corp. (the “Company”) announced today that it will be unable to consummate an initial business combination and intends to dissolve and liquidate in accordance with the provisions of its Amended and Restated Certificate of Incorporation, as amended (“Liquidation”). On November 29, 2022, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with a special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) to consider and vote on certain proposals, including an extension of the date by which the Company has to complete an initial business combination from January 12, 2023 to July 12, 2023 (the “Extension”), as supplemented on December 13, 2022.

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC (defined below). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC a Proxy Statement in connection with a Meeting to consider and vote upon the Extension and other matters and, beginning on November 30, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 22, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the

Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to MacKenzie Partners, Inc. at 1-800-322-2885 (toll free) or by email at proxy@mackenziepartners.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated December 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIPHANY TECHNOLOGY ACQUISITION CORP.

By:	/s/ Peter Bell
Name:	Peter Bell
Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: December 16, 2022

Exhibit 99.1

Epiphany Technology Acquisition Corp. Announces Intent to Liquidate

Palo Alto, California, Dec. 16, 2022 (GLOBE NEWSWIRE) — Epiphany Technology Acquisition Corp. (the “Company”) announced today that it will be unable to consummate an initial business combination and intends to dissolve and liquidate in accordance with the provisions of its Amended and Restated Certificate of Incorporation, as amended (“Liquidation”). On November 29, 2022, the Company filed with the Securities and Exchange Commission a definitive proxy statement (the “Proxy Statement”) in connection with a special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) to consider and vote on certain proposals, including an extension of the date by which the Company has to complete an initial business combination from January 12, 2023 to July 12, 2023 (the “Extension”), as supplemented on December 13, 2022. At the time of filing of the Proxy Statement, the Company was in active discussions with partner companies and believed it could complete a business combination if the Extension were to be approved by the stockholders. However, after careful consideration, the Company has determined it would be unable to deliver a high quality transaction to stockholders even with an Extension (we previously reported that no contribution to its trust account being made in connection with the Extension). Therefore, due to the recent developments and the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, which provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations that occur after December 31, 2022, the Company intends to proceed with the Liquidation following the Meeting. The Company expects to hold the Meeting as originally planned on December 20, 2022 and will continue to accept redemption requests until 2:00 p.m. Eastern time on December 20, 2022. In connection with the Meeting, the Company anticipates that the per share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.10. The redemption price paid to stockholders not electing to redeem their shares in connection with the Meeting but in connection with the Liquidation may be subject to the 1% excise tax on redemptions after January 1, 2023.

About Epiphany Technology Acquisition Corp.

Epiphany Technology Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any business or industry, it intends to focus its search on companies in the technology industry. The Company is led by co-Chief Executive Officer Ross Haghighat, co-Chief Executive Officer and Chief Financial Officer, Peter Bell, Chairman of the Board, Arthur Coviello, and Vice Chairman of the Board, Paul Deninger.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC (defined below). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with a special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) to consider and vote upon the Extension and other matters and, beginning on November 30, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 22, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to MacKenzie Partners, Inc. at 1-800-322-2885 (toll free) or by email at proxy@mackenziepartners.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact person: Peter Bell

Title: Co-Chief Executive Officer and Chief Financial Officer

Phone: (619) 736-6855

Address: 630 Ramona St., Palo Alto, California 94301

Email: Epiphany@exploreracquisitions.com